CERTIFICATION
     Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002


     The undersigned, the President of The Advisors' Inner Circle Fund (the "Fund"), with respect to the Fund's Form N-CSRS for the period ended June 30, 2018 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: September 6, 2018


                                                  /s/ Michael Beattie
                                                  --------------------
                                                  Michael Beattie
                                                  President

                                 CERTIFICATION
     Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002


     The undersigned, the Treasurer, Controller and CFO of The Advisors' Inner Circle Fund (the "Fund"), with respect to the Fund's Form N-CSRS for the period ended June 30, 2018 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: September 6, 2018


                                   /s/ Stephen Connors
                                   -----------------------------
                                   Stephen Connors
                                   Treasurer, Controller and CFO